UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lipella Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

7800 Susquehanna St., Suite 505

Pittsburgh, PA

(412) 894-1853

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to Be Held on December 6, 2024

The Notice of Special Meeting and Proxy Statement

are available at:

www.proxyvote.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2024

To the Stockholders of Lipella Pharmaceuticals Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Lipella Pharmaceuticals Inc. (the “Company”) will be held online on December 6, 2024 at 2:00 p.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LIPO2024SM and entering your 16-digit control number (included on the proxy card attached to this proxy statement, which is being mailed to stockholders of record on or about November 12, 2024).

The Special Meeting is being held for the purposes of considering and voting on the following proposals:

1.	To approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC, the issuance of 20% or more of our outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to a securities purchase agreement entered into in connection with a new equity line of credit transaction (“Proposal No. 1”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement (the “Proxy Statement”) that is attached and made a part of this notice of Special Meeting. Only stockholders of record of the Common Stock at the close of business (5:00 p.m. Eastern Time) on October 28, 2024 will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your vote is important regardless of the number of shares of Common Stock that you own.

The Board of Directors recommends that you vote “FOR” Proposal No. 1.

All stockholders who are record or beneficial owners of shares of Common Stock as of the close of business on October 28, 2024 are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the virtual Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Special Meeting if you would check the box on the form of proxy if you plan on attending the virtual Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about November 12, 2024. If you desire to submit your vote via internet or telephone, follow the instructions at www.proxyvote.com and use the 16-digit control number provided in the proxy materials.

If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Special Meeting, except as otherwise discussed in the Proxy Statement.

If you have any questions regarding the Proxy Statement, please call the toll-free number 1-800-690-6903.

All stockholders are cordially invited to attend the virtual Special Meeting.

Pittsburgh, Pennsylvania	By Order of the Board of Directors,

November 12, 2024	/s/ Jonathan Kaufman
Jonathan Kaufman
President, Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 6, 2024: This notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), Lipella Pharmaceuticals Inc., a Delaware corporation, is referred to as “Lipella,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our special meeting of stockholders (the “Special Meeting”) to be held online on December 6, 2024 at 2:00 p.m. Eastern Time. Your vote is very important. For this reason, the Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about November 12, 2024. Voting materials, which include this Proxy Statement and the enclosed proxy card, are available at www.proxyvote.com.

Only stockholders of record of our shares of Common Stock as of the close of business on October 28, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 1,208,943 shares of Common Stock were issued and outstanding, which reflects the Company’s 1-for-8 reverse stock split of its Common Stock that was effected on November 7, 2024 (the “Reverse Stock Split”). Stockholders may vote and submit proxy via the internet, by phone, or by signing, dating and returning a proxy card; however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Special Meeting via internet and voting.

Dr. Jonathan Kaufman is named as attorney-in-fact in the proxy. Dr. Kaufman is our President and Chief Executive Officer and will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Special Meeting.

The stockholders will consider and vote upon a proposal to approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock pursuant to a securities purchase agreement entered into in connection with a new equity line of credit transaction (the “ELOC”) (“Proposal No. 1”). Stockholders also will consider and act upon such other business as may properly come before the Special Meeting.

Voting Procedures and Vote Required

Dr. Kaufman will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, via internet or by proxy, of at least one-third (1/3) of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain withhold votes or abstention votes, as well as “broker non-vote” shares (described below), are counted as present for purposes of determining the presence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for Approval of the Issuance of 20% or More of Our Shares of Common Stock Pursuant to the ELOC (Proposal No. 1). The Company’s second amended and restated by-laws (the “Bylaws”) provide that, on all matters (other than the election of directors and except to the extent otherwise required by the Company’s second amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to authorize the Board to approve the issuance of 20% or more of our shares of Common Stock pursuant to the ELOC. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 1.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a majority of the votes cast by holders of shares of Common Stock and entitled to vote on the matter”. However, such shares that constitute broker non-votes are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum.

The vote on Proposal No. 1 is considered “non-routine.”

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum but are not counted where the voting standard for such approval calls for the approval of “a majority of the votes cast by holders of shares of Common Stock and entitled to vote on the matter,” which is the voting standard for Proposal No. 1.

Votes at the Special Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

The Company is required to provide a proxy statement to all stockholders of record. If you have more than one account in your name or at the same address as other stockholders, the Company or your broker may discontinue mailings of multiple copies. If you are voting by Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a stockholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and wish to receive a separate copy for each stockholder at your household, or if, at any time, you wish to resume receiving separate proxy statements, or if you are receiving multiple statements and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Lipella Pharmaceuticals Inc., c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-800-690-6903, and we will promptly deliver additional materials as requested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of November 11, 2024 by (a) each person, or group of affiliated persons, who is known to us to own beneficially 5% or more of our outstanding voting securities; (b) each of our directors; (c) each of our named executive officers; and (d) all of our named executive officers and directors as a group. Except as otherwise indicated in the footnotes below, we believe, based on the information provided to us, that all persons listed below have sole voting power and investment power with respect to their shares of Common Stock or other equity securities that they beneficially own, subject to community property laws where applicable.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock or other equity securities of the Company that such person has the right to acquire within sixty (60) days of November 11, 2024. For purposes of computing the percentage of outstanding shares of our Common Stock or other equity securities of the Company held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of November 11, 2024 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The presentation of the shares of Common Stock on the following table reflects the Reverse Stock Split. The inclusion herein of any shares of Common Stock or other equity securities of the Company listed as beneficially owned does not constitute an admission of beneficial ownership.

Shares Beneficially Owned

Name of and Address of Beneficial Owner(1)(2):	Shares of Common Stock Beneficially Owned (3)	Percentage of Common Stock Beneficially Owned (3)
Directors and executive officers
Jonathan Kaufman (4)	212,293	16.22%
Michael Chancellor (5)	209,640	16.02%
Douglas Johnston (6)	12,500	1.03%
Lori Birder (7)	3,125	*
Byong (Christopher) Kim (8)	7,500	*
Ryan Pruchnic (9)	7,500	*
Naoki Yoshimura (10)	8,000	*
Daniel Cohen (11)	6,250	*
All executive officers and directors as a group (8 persons)	466,808	32.11%

5% or greater stockholders:
Leaf Huang (12)	69,443	5.74%

* Less than 1%

(1)	Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Unless specified otherwise, the address of each of our directors and executive officers is c/o Lipella Pharmaceuticals Inc., 7800 Susquehanna St., Suite 505, Pittsburgh, Pennsylvania.

(3)	Based on 1,208,943 shares of Common Stock issued and outstanding as of November 11, 2024.

(4)	Number of shares of Common Stock beneficially owned consists of (i) 112,356 shares of Common Stock and (ii) 99,937 shares of Common Stock issuable upon the exercise of stock options held by Dr. Kaufman. Such stock options held by Dr. Kaufman are exercisable for shares of Common Stock at prices ranging from $6.16 to $40.00 per share.

(5)	Number of shares of Common Stock beneficially owned consists of (i) 109,703 shares of Common Stock and (ii) 99,937 shares of Common Stock issuable upon the exercise of stock options held by Dr. Chancellor. Such stock options held by Dr. Chancellor are exercisable for shares of Common Stock at prices ranging from $6.16 to $40.00 per share.

(6)	Number of shares of Common Stock beneficially owned consists of 12,500 shares of Common Stock issuable upon the exercise of stock options held by Mr. Johnston. Such stock options held by Mr. Johnston are exercisable for shares of Common Stock at prices ranging from $6.16 to $17.52 per share.

(7)	Number of shares of Common Stock beneficially owned consists of 3,125 shares of Common Stock issuable upon the exercise of stock options held by Dr. Birder. Such stock options held by Dr. Birder are exercisable for shares of Common Stock at $6.16 per share.

(8)	Number of shares of Common Stock beneficially owned consists of 7,500 shares of Common Stock issuable upon the exercise of stock options held by Dr. Kim. Such stock options held by Dr. Kim are exercisable for shares of Common Stock at prices ranging from $6.16 to $40.00 per share.

(9)	Number of shares of Common Stock beneficially owned consists of 7,500 shares of Common Stock issuable upon the exercise of stock options held by Mr. Pruchnic. Such stock options held by Mr. Pruchnic are exercisable for shares of Common Stock at prices ranging from $6.16 to $40.00 per share.

(10)	Number of shares of Common Stock beneficially owned consists of 8,000 shares of Common Stock issuable upon the exercise of stock options held by Dr. Yoshimura. Such stock options held by Dr. Yoshimura are exercisable for shares of Common Stock at prices ranging from $6.16 to $40.00 per share.

(11)	Number of shares of Common Stock beneficially owned consists of 6,250 shares of Common Stock issuable upon the exercise of stock options held by Mr. Cohen. Such stock options held by Mr. Cohen are exercisable for shares of Common Stock at prices ranging from $6.16 to $17.52 per share.

(12)	Number of shares of Common Stock beneficially owned is based solely on an Amendment No. 1 to Schedule 13G filed by Leaf Huang with the U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2024 (the “Huang Schedule 13G”). In accordance with the disclosures set forth in the Huang Schedule 13G, Mr. Huang reports sole voting and sole dispositive power over 69,443 shares of Common Stock after giving effect to the Reverse Stock Split. Based on the information provided in the Huang Schedule 13G, the address of Mr. Huang is 4201 Branchwood Dr., Durham, NC 27705.

APPROVAL OF THE ISSUANCE OF 20% OR MORE OF OUR SHARES OF COMMON STOCK
PURSUANT TO AN EQUITY LINE OF CREDIT TRANSACTION

(Proposal No. 1)

Summary

The purpose of this Proposal No. 1 is to obtain the stockholder approval necessary under applicable Nasdaq rules to approve the issuance of 20% or more of our shares of Common Stock in connection with an ELOC.

General Information About the ELOC

The Company intends to enter into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), providing for a committed equity financing facility, pursuant to which, upon the terms and subject to the satisfaction of the conditions contained in the Purchase Agreement, the Investor will agree to be committed to purchase, at the Company’s direction in its sole discretion, up to a certain amount of shares of our Common Stock or other securities of the Company (the “Purchase Securities”), subject to certain limitations set forth in the Purchase Agreement, from time to time during the term thereof (the “Committed Equity Financing”). However, no assurance at this time can be given that the Company and the Investor will enter into a definitive agreement for a Committed Equity Financing.

Concurrently with the execution of the Purchase Agreement, the Company may enter into a registration rights agreement with the Investor (the “Registration Rights Agreement”), pursuant to which the Company will agree to file with the SEC one or more registration statements, to register under the Securities Act of 1933, as amended, the offer and resale by the Investor of all of the Purchase Securities that may be issued and sold by the Company to the Investor from time to time under the Purchase Agreement.

Additionally, as consideration for the Investor’s irrevocable commitment to purchase shares of Common Stock or other securities of the Company upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, concurrently with the execution and delivery of the Purchase Agreement, we may also issue to the Investor a percentage (between 1% and 3%) of the total ELOC amount payable in either cash, shares of Common Stock or other securities of the Company. We have not determined the particular terms for such prospective Committed Equity Financing and the Company may issue shares of Common Stock, other securities of the Company, and/or any combination thereof pursuant to the Purchase Agreement in connection with a Committed Equity Financing. Because we may take actions and seek additional capital that triggers the requirements of Nasdaq Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop.

The proposed Committed Equity Financing will occur, if at all, approximately three (3) months after the date of the Special Meeting, unless a shorter time is required by Nasdaq.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” The “Minimum Price” is defined as a price equal to the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We would not issue or sell any shares of Common Stock or other securities of the Company, and the Investor would not purchase or acquire any such shares of Common Stock or other Company securities pursuant to the Purchase Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated thereby would exceed an amount of shares of Common Stock representing 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the number of shares which may be issued without violating the applicable Nasdaq rules, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock in excess of the Exchange Cap in accordance with the applicable Nasdaq rules. The Company anticipates that the issuance of all shares of Common Stock or other Company securities in connection with the ELOC would require stockholder approval.

Purpose of the ELOC

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on August 23, 2024, the Company received a letter from the Nasdaq Listing Qualifications staff of Nasdaq (the “Staff”) on August 21, 2024 stating that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Stockholders’ Equity Requirement”). The Company reported stockholders’ equity of $1,703,798 in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and, as a result, it was not in compliance with the Stockholders’ Equity Requirement. As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on October 18, 2024, the Staff notified the Company on October 16, 2024 that it would delist the Common Stock from the Nasdaq Capital Market, and in response, the Company timely requested an appeal of such notice to a Nasdaq hearing panel (the “Panel”). The Nasdaq hearing date has been set for December 12, 2024. While the appeal process is pending, the suspension of trading of the Common Stock on the Nasdaq Capital Market will be stayed until the hearing process concludes and the Panel issues a decision. The Company is diligently working to regain compliance with the Stockholders’ Equity Requirement, and the Company intends to effect the contemplated Committed Equity Financing in order to assist it with regaining compliance with such requirement. However, no assurance at this time can be given that the Company and the Investor will enter into a definitive agreement. We will use the proceeds, if any, from the proposed Committed Equity Financing to implement our business strategy, to enhance our overall capitalization, and for working capital.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our Common Stock from the Nasdaq Capital Market based on any failure to comply with the Stockholders’ Equity Requirement. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets and the Pink Sheets, on which our Common Stock may be quoted are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the proposed Committed Equity Financing will be an effective means to assist the Company with regaining compliance with the Stockholders’ Equity Requirement.

What is the Effect on Current Stockholders if Proposal No. 1 is Approved?

If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Purchase Agreement and therefore have the option to issue the maximum number of shares of Common Stock or other securities of the Company issuable under the Purchase Agreement which would potentially exceed 19.99% of our issued and outstanding shares of Common Stock as of the date we execute the Purchase Agreement. This will allow the Company flexibility in accessing the ELOC to regain and maintain compliance with the Stockholders’ Equity Requirement and continue to pursue its business growth.

If stockholders approve Proposal No. 1, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require the Investor to purchase those shares pursuant to the Purchase Agreement. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders may represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance. The issuance of shares of Common Stock or other securities of the Company in connection with the ELOC could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest, election of members to the Board or an extraordinary corporate transaction opposed by the Company.

What is the Effect on Current Stockholders if the Proposal No. 1 is NOT approved?

If our stockholders do not approve this Proposal No. 1, we may be limited in the amount of money we can draw down on ELOC pursuant to the Purchase Agreement and more importantly, we face an increased risk of delisting from the Nasdaq Capital Market if we do not otherwise find an effective means to assist us with regaining compliance with the Stockholders’ Equity Requirement. In addition, if the Company is limited in the number of shares of Common Stock or other securities of the Company that it can issue under the ELOC, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential with no additional capital.

Vote Required and Recommendation of the Board

The Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by the Certificate of Incorporation, the Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to approve the issuance of 20% or more of our shares of Common Stock in connection with the ELOC.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 1 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 1, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 1 has been approved.

At the Special Meeting a vote will be taken on a proposal to approve the issuance of 20% or more of our shares of Common Stock in connection with the ELOC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE APPROVAL OF THE ISSUANCE OF 20% OR MORE OF OUR SHARES OF
COMMON STOCK IN CONNECTION WITH THE ELOC.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies if such proxies are physically mailed to our stockholders. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

Other Matters Brought Before the Meeting

The Board knows of no other items that are likely to be brought before the Special Meeting except those that are set forth in the Notice of the Special Meeting. If any other matters properly come before the Special Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Stockholders Entitled to Vote

The Common Stock is the only class of voting securities outstanding and entitled to vote at the Special Meeting. As of 5:00 p.m. Eastern Time on the Record Date, 1,208,943 shares of Common Stock were outstanding and entitled to vote, which reflects the Reverse Stock Split. Each share is entitled to one vote on each matter.

How to Vote

Your vote is very important no matter how many shares of Common Stock you own. Whether or not you plan to attend the virtual Special Meeting live via the Internet at www.virtualshareholdermeeting.com/LIPO2024SM, we urge you to vote your shares of Common Stock today.

Instructions regarding each method of voting are provided in the proxy materials and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote via internet or telephone, or if you desire to submit questions while connected to the Special Meeting on the Internet, follow the instructions at www.proxyvote.com and use the 16-digit control number included in the enclosed proxy card mailed to you.

If You Are a Registered Holder of Common Stock

If you are a registered holder of shares of Common Stock, you may vote such shares either by voting by proxy in advance of the Special Meeting or by voting at the virtual Special Meeting while connected to the virtual Special Meeting on the internet. By submitting a proxy (on a proxy card or in the manner provided in the proxy materials), you are legally authorizing another person to vote your shares on your behalf. If you submit your executed proxy card or submit a proxy in the manner provided in the proxy materials, unless you direct otherwise, your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement, and if any other matters are brought before the Special Meeting (other than the proposals contained in this Proxy Statement), then the individual(s) listed on the proxy will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

In the event that a quorum is not present at the Special Meeting, the chairman of the Special Meeting or the holders of a majority of the voting power of the shares of Common Stock present at the Special Meeting or represented by proxy, and cast at the Special Meeting, may adjourn the Special Meeting (without notice other than announcement of adjournment at the Special Meeting) to another time or to another time and place.

Whether or not you plan to attend the virtual Special Meeting, we urge you to promptly vote over the internet, by mail or by telephone in the manner provided on the website listed in the proxy materials or by completing and returning a proxy card. If you later decide to vote while connected to the Special Meeting on the internet, the vote you cast at the virtual Special Meeting will automatically revoke any previously submitted proxy.

Revocability of Proxies

Any stockholder may revoke a submitted proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Special Meeting via internet and voting.

Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Special Meeting, as described in this Proxy Statement.

If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote such shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Information Regarding the Company

Our principal executive offices are located at 7800 Susquehanna St., Suite 505, Pittsburgh, PA.

The Company’s website address, www.lipella.com, is included in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.

Notice Regarding the Availability of Proxy Materials

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about November 12, 2024.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Special Meeting or any adjournment thereof. The Company has retained Broadridge Financial Solutions to assist with the solicitation of proxies for a project management fee of $8,000, plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

November 12, 2024	By Order of the Board of Directors,

/s/ Jonathan Kaufman
Jonathan Kaufman
President, Chief Executive Officer and Chairman of the Board

LIPELLA PHARMACEUTICALS INC. 7800 SUSQUEHANNA ST., SUITE 505 PITTSBURGH, PA 15208

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LIPO2024SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	V59330-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIPELLA PHARMACEUTICALS INC.

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

1.	To approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC, the issuance of 20% or more of our outstanding shares of common stock, par value $0.0001 per share, of the Company pursuant to a securities purchase agreement entered into in connection with a new equity line of credit transaction.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held on December 6, 2024 at 2:00 p.m. ET:
The Notice of Proxy Statement is available at: www.proxyvote.com

 V59331-TBD

LIPELLA PHARMACEUTICALS INC.
SPECIAL MEETING OF STOCKHOLDERS
December 6, 2024 at 2:00 p.m. Eastern Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Dr. Jonathan Kaufman, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Lipella Pharmaceuticals Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 2:00 p.m. Eastern Time, on December 6, 2024, virtually at www.virtualshareholdermeeting.com/LIPO2024SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side